Fees Summary	Sep. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 347,028,500.00
Previously Paid Amount	0.00
Total Fee Amount	53,130.06
Total Offset Amount	0.00
Net Fee	$ 53,130.06
Final Prospectus	false